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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32672) of Fogdog, Inc., of our report dated January 31, 2000 relating to the consolidated financial statements, which appear in this Form 10-K

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
March 28, 2000